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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571                43-1816913
      --------                      ---------               ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)











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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

     Exhibit 99.1    Press Release dated October 20, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

     On October 20, 2003, the Board of Directors of Pulaski Financial Corp. appointed William Corrigan, Jr. as a director to fill the vacancy created by the resignation of Edward Howenstein. The press release announcing the appointment is attached as Exhibit 99.1



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 21, 2003                 By: /s/ Ramsey K. Hamadi
                                           ------------------------------------
                                            Ramsey K. Hamadi
                                            Chief Financial Officer











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EXHIBIT 99.1      PRESS RELEASE